SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K



                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):

                          July 16, 1998

                       METRIS MASTER TRUST
                    METRIS RECEIVABLES, INC.
             (Originator of the Metris Master Trust)
       (Exact name of registrant as specified in its charter)


	Delaware				             033-99514            				41-1810301
(State of Incorporation)		(Commission File Number)	(IRS Employer
                                                    Identification No.)



      4400 Baker Road, Suite F470, Minnetonka, Minnesota   55343
					       (Address of principal executive offices)


                        (612) 936-5077
       (Registrant's telephone number, including area code)







                    METRIS RECEIVABLES, INC.
                  Current Report on Form 8-K


Item 5.		Other Events
			On July 13, 1998, Direct Merchants Credit Card Bank, N.A. ("DMCCB"),
   located in Utah, merged into Interim National Bank ("INB"), located in
   Arizona, a wholly owned indirect subsidiary of Metris Companies Inc.  INB became the successor by merger and immediately changed its name to
   DMCCB.  Pursuant to the terms of Article 8 of the Amended and Restated
   Pooling and Servicing Agreement, the successor assumed the obligations of
   Servicer under such agreement.

Item 7.		Financial Statements and Exhibits

  	Ex. 20a	Series 1996-1 June Certificateholders' Statement

  	Ex. 20b	Series 1997-1 June Certificateholders' Statement

  	Ex. 20c	Series 1997-2 June Certificateholders' Statement

                              SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     									METRIS RECEIVABLES, INC.



                           			By /s/   Paul T. Runice
                          								     Vice President and Assistant Treasurer




Dated:  July 16, 1998